EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of FactSet Research Systems Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, F. Philip Snow, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. PHILIP SNOW
F. Philip Snow Chief Executive Officer (Principal Executive Officer)
October 29, 2020